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                                                                    Exhibit 23.1







                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


      As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated January 26, 1999 included in Excel Switching Corporation's Form 10-K for the year ended December 31, 1998 and to all references to our Firm included in this registration statement.


                                                     /s/ Arthur Andersen LLP

                                                     ARTHUR ANDERSEN LLP



Boston, Massachusetts
July 23, 1999